                                                                     Exhibit 77H

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

PLACECITYCOLUMBIA DIVIDEND INCOME FUND Z
AS OF SEPTEMBER 30, 2011

Name of Person                                          Ownership % of Series
----------------------------------                      ---------------------
PersonNameGivenNameMerrill SnLynch                      30.59%

AS OF MARCH 31, 2011

Name of Person                                          Ownership % of Series
----------------------------------                      ---------------------
PACE                                                    30.16%

CHANGES IN CONTROL PERSONS

                                              Date/Description of
                                              Transaction(s) Became a, or
Name of Person     Ownership % of Series      Ceased to be, Control Person
--------------     ---------------------      ----------------------------

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

PLACECITYCOLUMBIA SMALL CAP CORE FUND Z
AS OF SEPTEMBER 30, 2011

Name of Person                                          Ownership % of Series
----------------------------------                      ---------------------
PersonNameGivenNameMerrill SnLynch                      29.97%

AS OF MARCH 31, 2011

Name of Person                                          Ownership % of Series
----------------------------------                      ---------------------
PACE                                                    26.98%

CHANGES IN CONTROL PERSONS

                                             Date/Description of
                                             Transaction(s) Became a, or
Name of Person     Ownership % of Series     Ceased to be, Control Person
--------------     ---------------------     ----------------------------
